Supplement dated April 13, 2009 to the MTB Retail Class Prospectus – Money Market

Funds and the MTB Institutional Class Prospectus, each dated August 31, 2008

The MTB Prime Money Market Fund, MTB Money Market Fund, MTB Tax-Free Money Market Fund, MTB Pennsylvania Tax-Free Money Market Fund, MTB New York Tax-Free Money Market Fund and MTB U.S. Government Money Market Fund (collectively, the “Funds”) will extend their participation in the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The MTB U.S. Treasury Money Market Fund, which had previously participated in the Program, will not continue to do so.

The Program seeks to guarantee investors in participating money market funds that they will receive $1 for each money market fund share that they held as of the close of business on September 19, 2008, in the event that a fund liquidates its holdings and the per share value at that time is less than $1 per share. While the Program is in effect, shareholders of a Fund on September 19, 2008 who have a positive account balance on the date, if any, on which the fund’s market-based net asset value per share falls below $0.995 (the “Guarantee Event”) will be protected up to the lesser of (a) the number of shares owned by the shareholder on September 19, 2008 or (b) the number of shares owned by the shareholder on the date of the Guarantee Event. A shareholder will receive the lesser of these two amounts even if his or her account balance fluctuates to zero after September 19, 2008, provided the account has remained open continuously since September 19, 2008. However, if a shareholder who owns shares covered by the Program closes his or her account or transfers shares to a new account (e.g., to a new direct ownership structure, a new broker or other intermediary, or a new vehicle like a 401(k) or IRA), the shares will not be covered. Upon any liquidation pursuant to the Program, shares not protected by the Program will receive only net asset value per share, which may be less than $1.00.

The Program extension period will begin on May 1, 2009, and will continue through September 18, 2009. Participation in this extension of the Program requires payment to the Treasury in the amount of 0.015% based on the net asset value of each Fund as of September 19, 2008. This expense will be borne by each Fund without regard to any expense limitation currently in effect for the Fund, and therefore will be shared among all shareholders while the Program is in effect. The Program is due to expire on September 18, 2009. If a Guarantee Event occurs after the Program expires, neither the Funds nor any shareholder will be entitled to any payment under the Program.

As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov.